                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          --------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 1, 1996


                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1996-8
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  33-                          41-1840853
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(State or other jurisdiction       (Commission                  (IRS employer
   of incorporation)                file number)             identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:         (612) 293-3400
                                                   -----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not applicable.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

           On September 30, 1996, the Registrant sold approximately $600,051,865 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996-8 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.

           Not applicable.

Item 7.    Financial Statements and Exhibits.

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.        Description
               -----------        -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and Firstar Trust Company, as Trustee, dated as of September 1, 1996, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                                  Series 1996-8.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 1996                  GREEN TREE FINANCIAL CORPORATION
                                           as originator of Manufactured Housing
                                           Contract Senior/Subordinate Pass-
                                           Through Certificate Trust 1996-8



                                         By: /s/ Joel H. Gottesman
                                            ------------------------------------
                                            Joel H. Gottesman
                                            Senior Vice President and Secretary
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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.        Description
               -----------        -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and Firstar Trust Company, as Trustee, dated as of September 1, 1996, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                                  Series 1996-8.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 1996                 GREEN TREE FINANCIAL CORPORATION
                                           as originator of Manufactured Housing
                                           Contract Senior/Subordinate Pass-
                                           Through Certificate Trust 1996-8



                                        By: /s/ Joel H. Gottesman
                                           -------------------------------------
                                           Joel H. Gottesman
                                           Senior Vice President and Secretary
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
                               INDEX TO EXHIBITS

Exhibit Number                                                            Page
--------------                                                            ----
4.1        Pooling and Servicing Agreement between                          5
           Green Tree Financial Corporation, as Seller and Servicer, and
           Firstart Trust Company, as Trustee, dated as of September 1,
           1996, relating to Manufactured Housing Contract
           Senior/Subordinate Pass-Through Certificates, Series 1996-8